UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________________________________
FORM 8-K
 ______________________________________________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 17, 2019
  ______________________________________________________
NATURAL RESOURCE PARTNERS L.P.
(Exact Name of Registrant as Specified in Charter)
  ______________________________________________________

Delaware (State or other jurisdiction of incorporation or organization)	001-31465 (Commission File Number)	35-2164875 (I.R.S. Employer Identification No.)
1201 Louisiana St., Suite 3400 Houston, Texas 77002 (Address of principal executive office) (Zip Code)
(713) 751-7507 (Registrant's telephone number, including area code)
 ______________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01	Entry into a Material Definitive Agreement
On April 17, 2019, Natural Resource Partners L.P. and NRP Finance Corporation (together, the “Issuers”) entered into a Purchase Agreement (the “Purchase Agreement”) with Citigroup Global Markets Inc. as the representative of the initial purchasers (collectively, the “Initial Purchasers”), relating to the issuance and sale of $300 million in aggregate principal amount of the Issuers’ 9.125% senior unsecured notes due 2025 (the “Notes”). The Notes were offered and will be sold in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Notes will be resold to qualified institutional buyers under Rule 144A of the Securities Act and outside the United States to non-U.S. persons in compliance with Regulation S of the Securities Act.
The Purchase Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Issuers, on one hand, and the Initial Purchasers, on the other, have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. A copy of the Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K (“Form 8-K”) and is incorporated herein by reference. The description of the Purchase Agreement in this report is a summary and is qualified in its entirety by the terms of the Purchase Agreement.
Relationships
The Initial Purchasers and certain of their affiliates have provided, and may in the future provide, various investment banking, commercial banking and other financial services to Natural Resource Partners L.P. and its subsidiaries, for which services they have received and may in the future receive customary fees. Affiliates of the Initial Purchasers are lenders under NRP (Operating) LLC’s revolving credit facility.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description
10.1	Purchase Agreement dated April 17, 2019 by and among Natural Resource Partners L.P., NRP Finance Corporation and Citigroup Global Markets Inc. (as the representative of the Initial Purchasers).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATURAL RESOURCE PARTNERS L.P.

	By:	NRP (GP) LP,
Its General Partner

	By:	GP NATURAL RESOURCE PARTNERS LLC,
Its General Partner

Dated: April 22, 2019	By:	/s/ Kathryn S. Wilson
	Name:	Kathryn S. Wilson
	Title:	Vice President and General Counsel